Exhibit 99.2

ALTERRA CAPITAL HOLDINGS LIMITED

Investor Financial Supplement

Third Quarter 2011

(Unaudited)

This supplement is for information purposes only. It should be read in conjunction with documents filed by Alterra Capital Holdings Limited with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act 1934.

Alterra Capital Holdings Limited

Investors:

Susan Spivak Bernstein, +1-212-898-6640

or

Media:

Kekst and Company

Peter Hill or Melissa Sheer, +1-212-521-4800

ALTERRA CAPITAL HOLDINGS LIMITED

Cautionary note regarding forward-looking information

This financial supplement may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.

These factors include, but are not limited to, the following: (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effect of cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (4) changes in general economic conditions, including changes in capital and credit markets; (5) any lowering or loss of financial ratings; (6) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (7) actions by competitors, including consolidation; (8) the effects of emerging claims and coverage issues; (9) the loss of business provided to Alterra by its major brokers; (10) the effect on Alterra’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (11) tax and regulatory changes and conditions; (12) retention of key personnel; and (13) the integration of new business ventures Alterra may enter into; as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the U.S. Securities and Exchange Commission. Any forward-looking statements made in this financial supplement are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL HIGHLIGHTS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	For The Quarters Ended		For The Nine Months Ended
	Sept. 30, 2011	Sept. 30, 2010	Sept. 30, 2011	Sept. 30, 2010	Previous Year Quarter Change	Previous Year to Date Change
HIGHLIGHTS
Net income	$48,386	$82,837	$34,334	$222,665	(41.6%)	(84.6%)
Net operating income [a]	50,082	76,041	64,915	175,496	(34.1%)	(63.0%)
Operating cashflow	126,770	(4,768)	275,475	169,013	n/m	63.0%
Gross premiums written	386,328	325,213	1,578,083	1,095,333	18.8%	44.1%
Net premiums earned	347,042	342,432	1,075,870	829,932	1.3%	29.6%
Total assets	10,472,330	10,118,934	10,472,330	10,118,934	3.5%	3.5%
Total shareholders’ equity	2,844,738	3,036,537	2,844,738	3,036,537	(6.3%)	(6.3%)
PER SHARE
Basic earnings per share
Net income	$0.46	$0.71	$0.32	$2.52
Net operating income [a]	0.48	0.65	0.61	1.99
Diluted earnings per share
Net income	$0.46	$0.70	$0.32	$2.50
Net operating income [a]	0.47	0.64	0.61	1.97
Weighted average shares outstanding - basic	104,830,300	117,200,505	105,866,771	88,253,609
Weighted average shares outstanding - diluted	105,665,282	117,957,942	107,092,882	89,001,515
Book value per common share [b]	$27.27	$26.20	$27.27	$26.20	4.1%	4.1%
Diluted book value per share (treasury stock method) [b]	27.18	25.88	27.18	25.88	5.0%	5.0%
Diluted tangible book value per share (treasury stock method) [b]	26.64	25.37	26.64	25.37	5.0%	5.0%
RATIOS
Annualized return on average shareholders’ equity [c]	6.9%	11.1%	1.6%	12.9%
Annualized net operating return on average shareholders’ equity [c]	7.1%	10.2%	3.1%	10.2%
Loss ratio [d]	57.3%	56.0%	66.5%	57.5%
Acquisition cost ratio [d]	17.7%	17.8%	18.3%	16.1%
General and administrative expense ratio [d]	12.7%	12.2%	13.7%	12.4%
Combined ratio [d]	87.7%	86.0%	98.4%	86.1%

[a]	Net operating income represents net income excluding, as applicable, after-tax net realized and unrealized gains and losses on non-hedge fund investments, after-tax net foreign exchange gains or losses, and after-tax merger and acquisition expenses.
[b]	For detailed calculations see page 32.
[c]	For detailed calculations see page 29.
[d]	For property and casualty business only.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
Cash and cash equivalents	$869,975	$987,057	$1,001,051	$905,606	$925,752
Fixed maturities, trading at fair value	227,753	218,481	214,807	244,872	243,158
Fixed maturities, available for sale at fair value	5,662,869	5,403,312	5,290,684	5,392,643	5,425,955
Fixed maturities, held to maturity at amortized cost	926,916	993,691	983,207	940,104	954,623
Other investments, at fair value	311,633	350,193	357,655	378,128	411,275
Accrued interest income	71,038	70,777	69,497	75,414	73,622
Premiums receivable	777,980	870,287	809,483	588,537	664,603
Losses and benefits recoverable from reinsurers	1,079,035	1,058,724	1,053,223	956,115	976,819
Deferred acquisition costs	166,353	171,517	149,197	111,901	106,728
Prepaid reinsurance premiums	214,132	215,392	176,918	149,252	173,140
Trades pending settlement	34,158	9,168	—	32,393	24,364
Goodwill and intangible assets	56,652	58,094	58,585	59,076	60,670
Other assets	73,836	90,671	86,072	83,247	78,225

Total assets	$10,472,330	$10,497,364	$10,250,379	$9,917,288	$10,118,934

LIABILITIES
Property and casualty losses	$4,205,057	$4,230,290	$4,185,230	$3,906,134	$3,847,366
Life and annuity benefits	1,230,344	1,317,527	1,316,287	1,275,580	1,299,190
Deposit liabilities	147,493	147,428	147,424	147,612	147,212
Funds withheld from reinsurers	124,631	122,705	122,072	121,107	119,859
Unearned property and casualty premiums	1,149,108	1,203,024	1,065,160	905,487	1,015,831
Reinsurance balances payable	178,560	137,910	127,299	102,942	122,184
Accounts payable and accrued expenses	110,527	104,917	103,376	99,680	90,282
Trades pending settlement	41,383	—	19,855	—	—
Senior notes	440,489	440,482	440,482	440,476	440,473

Total liabilities	7,627,592	7,704,283	7,527,185	6,999,018	7,082,397

SHAREHOLDERS’ EQUITY
Common shares (par value $1.00) 104,323,873 shares issued and outstanding	104,324	105,795	105,734	110,963	115,899
Additional paid-in capital	1,890,763	1,911,979	1,905,144	2,026,045	2,113,732
Accumulated other comprehensive income	173,025	132,218	89,233	98,946	190,325
Retained earnings	676,626	643,089	623,083	682,316	616,581

Total shareholders’ equity	2,844,738	2,793,081	2,723,194	2,918,270	3,036,537

Total liabilities and shareholders’ equity	$10,472,330	$10,497,364	$10,250,379	$9,917,288	$10,118,934

Book value per share	$27.27	$26.40	$25.76	$26.30	$26.20

Diluted book value per share (treasury stock method)	$27.18	$25.98	$25.34	$25.99	$25.88

Diluted tangible book value per share (treasury stock method) [a]	$26.64	$25.44	$24.79	$25.46	$25.37

Debt-to-capital ratio [b]	13.4%	13.6%	13.9%	13.1%	12.7%

[a]	Non-GAAP financial measure. For detailed calculations see page 32.
[b]	Calculated as debt, being senior notes, divided by shareholders’ equity plus debt.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME - QUARTERLY (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	Sept. 30, 2009
REVENUES
Gross premiums written	$386,328	$563,907	$627,848	$315,398	$325,213	$265,886
Reinsurance premiums ceded	(90,891)	(136,626)	(137,357)	(77,617)	(60,611)	(83,290)

Net premiums written	$295,437	$427,281	$490,491	$237,781	$264,602	$182,596

Earned premiums	$452,931	$443,008	$489,262	$445,683	$436,244	$329,869
Earned premiums ceded	(105,889)	(94,067)	(109,375)	(103,129)	(93,812)	(121,853)

Net premiums earned	347,042	348,941	379,887	342,554	342,432	208,016
Net investment income	60,335	59,665	57,766	61,080	59,711	42,830
Net realized and unrealized (losses) gains on investments	(7,972)	(5,774)	(18,818)	9,825	15,411	24,528
Total other-than-temporary impairment losses	(692)	(187)	(1,124)	(3,918)	(90)	—
Portion of loss recognized in other comprehensive income (loss) before taxes	(169)	(166)	95	2,144	(61)	(139)

Net impairment losses recognized in earnings	(861)	(353)	(1,029)	(1,774)	(151)	(139)
Other income	1,473	591	1,315	2,862	1,327	819

Total revenues	400,017	403,070	419,121	414,547	418,730	276,054

LOSSES AND EXPENSES
Net losses and loss expenses	198,521	211,133	304,406	179,047	191,012	131,778
Claims and policy benefits	14,538	15,570	14,710	18,551	15,060	14,378
Acquisition costs	61,434	64,680	70,608	53,563	60,859	27,997
Interest expense	11,303	10,630	8,459	7,866	7,551	5,971
Net foreign exchange (gains) losses	(147)	3,090	(878)	(382)	3,353	406
Merger and acquisition expenses	—	—	—	500	550	(41,350)
General and administrative expenses	61,555	69,659	71,203	76,759	56,650	40,372

Total losses and expenses	347,204	374,762	468,508	335,904	335,035	179,552

INCOME (LOSS) BEFORE TAXES	52,813	28,308	(49,387)	78,643	83,695	96,502
Income tax expense (benefit)	4,427	(4,327)	(2,700)	(1,027)	858	1,176

NET INCOME (LOSS)	48,386	32,635	(46,687)	79,670	82,837	95,326
Change in net unrealized gains and losses on fixed maturities, net of tax	61,540	42,820	(14,586)	(87,633)	74,383	95,794
Foreign currency translation adjustment	(20,733)	165	4,873	(3,746)	13,224	(4,462)

COMPREHENSIVE INCOME (LOSS)	$89,193	$75,620	$(56,400)	$(11,709)	$170,444	$186,658

KEY RATIOS/PER SHARE DATA
Loss ratio [a]	57.3%	60.7%	80.2%	52.5%	56.0%	63.4%
Acquisition cost ratio [b]	17.7%	18.5%	18.6%	15.7%	17.8%	13.4%
General and administrative expense ratio [c]	12.7%	14.5%	13.8%	16.6%	12.2%	14.1%

Combined ratio [d]	87.7%	93.7%	112.5%	84.8%	86.0%	90.9%

Net income (loss) per share	$0.46	$0.31	$(0.44)	$0.70	$0.71	$1.67
Net income (loss) per diluted share	$0.46	$0.30	$(0.44)	$0.69	$0.70	$1.64
Net operating income (loss) per share - diluted [e]	$0.47	$0.37	$(0.23)	$0.66	$0.64	$0.92
Annualized ROAE [f]	6.9%	4.7%	(6.6%)	10.7%	11.1%	26.2%
Annualized net operating ROAE [f]	7.1%	5.7%	(3.5%)	10.2%	10.2%	14.8%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquistion costs and general and administrative expenses by net premiums earned for the property & casualty business.
[e]	Non-GAAP financial measure. See page 31 for calculation of net operating income per share - diluted.
[f]	Non-GAAP financial measure. See page 29 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE.

Results for Harbor Point Limited (“Harbor Point”) are included from May 12, 2010.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME - YEAR TO DATE AND PRIOR YEARS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	NINE MONTHS ENDED			YEAR ENDED
	Sept. 30, 2011	Sept. 30, 2010 [g]	Sept. 30, 2009	Dec. 31, 2010 [g]	Dec. 31, 2009
REVENUES
Gross premiums written	$1,578,083	$1,095,333	$1,096,668	$1,410,731	$1,375,001
Reinsurance premiums ceded	(364,874)	(293,546)	(377,338)	(371,163)	(480,481)

Net premiums written	$1,213,209	$801,787	$719,330	$1,039,568	$894,520

Earned premiums	$1,385,201	$1,132,964	$993,871	$1,578,647	$1,318,949
Earned premiums ceded	(309,331)	(303,032)	(366,788)	(406,161)	(484,593)

Net premiums earned	1,075,870	829,932	627,083	1,172,486	834,356
Net investment income	177,766	161,378	125,073	222,458	169,741
Net realized and unrealized (losses) gains on investments	(32,564)	7,047	64,440	16,872	81,765
Total other-than-temporary impairment losses	(2,003)	(1,955)	(5,190)	(5,873)	(5,315)
Portion of loss recognized in other comprehensive income (loss) before taxes	(240)	1,084	3,037	3,228	2,237

Net impairment losses recognized in earnings	(2,243)	(871)	(2,153)	(2,645)	(3,078)
Net realized gain on retirement of senior notes	—	—	—	—	111
Other income	3,379	1,946	3,099	4,808	2,903

Total revenues	1,222,208	999,432	817,542	1,413,979	1,085,798

LOSSES AND EXPENSES
Net losses and loss expenses	714,060	475,794	378,729	654,841	493,599
Claims and policy benefits	44,818	46,662	84,117	65,213	101,093
Acquisition costs	196,722	133,901	73,686	187,464	96,874
Interest expense	30,392	20,409	14,654	28,275	21,339
Net foreign exchange losses (gains)	2,065	267	(6,474)	(115)	(5,772)
Merger and acquisition expenses	—	(49,276)	(31,342)	(48,776)	(31,566)
General and administrative expenses	202,417	143,827	115,537	220,586	153,995

Total losses and expenses	1,190,474	771,584	628,907	1,107,488	829,562

INCOME BEFORE TAXES	31,734	227,848	188,635	306,491	256,236
Income tax (benefit) expense	(2,600)	5,183	5,012	4,156	10,021

NET INCOME	34,334	222,665	183,623	302,335	246,215
Change in net unrealized gains and losses on fixed maturities, net of tax	89,774	169,039	66,629	81,406	50,544
Foreign currency translation adjustment	(15,695)	(4,145)	20,372	(7,891)	20,286

COMPREHENSIVE INCOME	$108,413	$387,559	$270,624	$375,850	$317,045

KEY RATIOS/PER SHARE DATA
Loss ratio [a]	66.5%	57.5%	64.7%	56.1%	62.4%
Acquisition cost ratio [b]	18.3%	16.1%	12.4%	16.0%	12.1%
General and administrative expense ratio [c]	13.7%	12.4%	13.4%	13.6%	13.6%

Combined ratio [d]	98.4%	86.1%	90.5%	85.7%	88.1%

Net income per share - basic	$0.32	$2.52	$3.22	$3.19	$4.32
Net income per share - diluted	$0.32	$2.50	$3.18	$3.17	$4.26
Net operating income per share - diluted [e]	$0.61	$1.97	$2.57	$2.64	$3.62
Annualized ROAE [f]	1.6%	12.9%	18.2%	12.3%	17.6%
Annualized Net Operating ROAE [f]	3.1%	10.2%	14.7%	10.2%	14.9%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquistion costs and general and administrative expenses by net premiums earned for the property & casualty business.
[e]	Non-GAAP financial measure. See page 31 for calculation of net operating income per share - diluted.
[f]	Non-GAAP financial measure. See page 29 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE.
[g]	Includes the results for Harbor Point from May 12, 2010.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED SEPTEMBER 30, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance
Gross premiums written	$85,996	$156,784	$72,159	$70,567	$385,506	$822	$—	$386,328
Reinsurance premiums ceded	(43,195)	(15,874)	(25,009)	(6,723)	(90,801)	(90)	—	(90,891)

Net premiums written	$42,801	$140,910	$47,150	$63,844	$294,705	$732	$—	$295,437

Earned premiums	$101,355	$217,763	$75,391	$57,600	$452,109	$822	$—	$452,931
Earned premiums ceded	(51,578)	(18,489)	(24,882)	(10,850)	(105,799)	(90)	—	(105,889)

Net premiums earned	49,777	199,274	50,509	46,750	346,310	732	—	347,042
Net losses and loss expenses	(23,649)	(113,757)	(33,641)	(27,474)	(198,521)	—	—	(198,521)
Claims and policy benefits	—	—	—	—	—	(14,538)	—	(14,538)
Acquisition costs	609	(44,298)	(9,530)	(8,070)	(61,289)	(145)	—	(61,434)
General and administrative expenses	(8,861)	(17,673)	(8,066)	(9,235)	(43,835)	(145)	—	(43,980)
Other income (loss)	58	777	—	(27)	808	(8)	—	800

Underwriting income (loss)	17,934	24,323	(728)	1,944	43,473	n/a	—	n/a
Net investment income						12,131	48,204	60,335
Net realized and unrealized losses on investments						(6,407)	(1,565)	(7,972)
Net impairment losses recognized in earnings							(861)	(861)
Corporate other income							673	673
Interest expense							(11,303)	(11,303)
Net foreign exchange gains							147	147
Corporate general and administrative expenses							(17,575)	(17,575)

(Loss) income before taxes						$(8,380)	$17,720	$52,813

Loss ratio [a]	47.5%	57.1%	66.6%	58.8%	57.3%
Acquisition cost ratio [b]	(1.2%)	22.2%	18.9%	17.3%	17.7%
General and administrative expense ratio [c]	17.8%	8.9%	16.0%	19.8%	12.7%

Combined ratio [d]	64.1%	88.2%	101.4%	95.8%	87.7%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED SEPTEMBER 30, 2011 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total
UNDERWRITING RATIOS
Loss ratio	47.5%	57.1%	66.6%	58.8%	57.3%
Acquisition cost ratio	(1.2%)	22.2%	18.9%	17.3%	17.7%
General and administrative expense ratio	17.8%	8.9%	16.0%	19.8%	12.7%

Combined ratio	64.1%	88.2%	101.4%	95.8%	87.7%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
Loss ratio [a]	39.2%	5.8%	(2.8%)	4.1%	9.1%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS
Loss ratio	86.7%	62.9%	63.8%	62.9%	66.5%
Acquisition cost ratio	(1.2%)	22.2%	18.9%	17.3%	17.7%
General and administrative expense ratio	17.8%	8.9%	16.0%	19.8%	12.7%

Combined ratio	103.3%	94.0%	98.6%	99.9%	96.8%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED SEPTEMBER 30, 2010 (Unaudited)

	Property & Casualty
	Insurance [b]	Reinsurance	U.S. Specialty [b]	Alterra at Lloyd’s	Total
UNDERWRITING RATIOS
Loss ratio	44.6%	59.4%	62.0%	48.1%	56.0%
Acquisition cost ratio	2.3%	22.8%	14.3%	20.7%	17.8%
General and administrative expense ratio	12.9%	8.9%	18.4%	21.6%	12.2%

Combined ratio	59.8%	91.1%	94.7%	90.4%	86.0%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
Loss ratio [a]	29.9%	7.2%	0.0%	12.1%	10.6%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS
Loss ratio	74.5%	66.6%	62.0%	46.6%	66.6%
Acquisition cost ratio	2.3%	22.8%	14.3%	20.7%	17.8%
General and administrative expense ratio	12.9%	8.9%	18.4%	21.6%	12.2%

Combined ratio	89.7%	98.3%	94.7%	102.5%	96.6%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
[b]	Insurance and U.S. Specialty segment amounts for the comparative 2010 period have been reclassified to conform with the current period’s presentation.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010 [a]	Sept. 30, 2010 [a]	Sept. 30, 2009 [a]
Gross premiums written	$85,996	$141,255	$71,272	$113,236	$77,944	$90,430
Reinsurance premiums ceded	(43,195)	(56,002)	(43,246)	(56,728)	(36,875)	(43,388)

Net premiums written	$42,801	$85,253	$28,026	$56,508	$41,069	$47,042

Earned premiums	$101,355	$97,296	$98,944	$106,169	$102,640	$108,776
Earned premiums ceded	(51,578)	(44,338)	(44,730)	(43,847)	(42,796)	(56,337)

Net premiums earned	49,777	52,958	54,214	62,322	59,844	52,439
Net losses and loss expenses	(23,649)	(28,992)	(34,664)	(35,687)	(26,679)	(34,515)
Acquisition costs	609	361	(184)	(1,765)	(1,382)	(331)
General and administrative expenses	(8,861)	(8,859)	(9,825)	(11,812)	(7,717)	(8,114)
Other income	58	139	812	68	1,108	143

Underwriting income	$17,934	$15,607	$10,353	$13,126	$25,174	$9,622

Loss ratio	47.5%	54.7%	63.9%	57.3%	44.6%	65.8%
Acquisition cost ratio	(1.2%)	(0.7%)	0.3%	2.8%	2.3%	0.6%
General and administrative expense ratio	17.8%	16.7%	18.1%	19.0%	12.9%	15.5%

Combined ratio	64.1%	70.8%	82.4%	79.0%	59.8%	81.9%

[a]	Insurance and U.S. Specialty segment amounts for comparative periods have been reclassified to conform with the current period’s presentation. See page 34 for additional information.

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	Sept. 30, 2009
Gross premiums written	$156,784	$248,754	$375,020	$110,620	$124,004	$94,118
Reinsurance premiums ceded	(15,874)	(28,247)	(37,317)	(2,908)	(2,524)	(11,106)

Net premiums written	$140,910	$220,507	$337,703	$107,712	$121,480	$83,012

Earned premiums	$217,763	$209,212	$249,901	$215,261	$213,510	$128,458
Earned premiums ceded	(18,489)	(12,305)	(20,195)	(21,082)	(15,533)	(25,367)

Net premiums earned	199,274	196,907	229,706	194,179	197,977	103,091
Net losses and loss expenses	(113,757)	(125,592)	(186,885)	(97,639)	(117,671)	(68,728)
Acquisition costs	(44,298)	(44,366)	(49,143)	(38,406)	(45,069)	(20,299)
General and administrative expenses	(17,673)	(22,937)	(23,258)	(24,714)	(17,580)	(8,857)
Other income	777	548	—	(216)	61	—

Underwriting income (loss)	$24,323	$4,560	$(29,580)	$33,204	$17,718	$5,207

Loss ratio	57.1%	63.8%	81.4%	50.3%	59.4%	66.7%
Acquisition cost ratio	22.2%	22.5%	21.4%	19.8%	22.8%	19.7%
General and administrative expense ratio	8.9%	11.6%	10.1%	12.7%	8.9%	8.5%

Combined ratio	88.2%	98.0%	112.9%	82.8%	91.1%	94.9%

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA ALTERRA REINSURANCE SEGMENT SELECTED FINANCIAL INFORMATION [a] (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
Gross premiums written	$110,620	$124,004	$197,146	$460,618	$125,447	$210,882	$262,938	$461,141
Net premiums earned	194,179	197,977	226,291	215,050	230,516	238,953	221,120	220,103
Net losses and loss expenses	97,639	117,671	136,158	129,727	108,941	113,625	118,613	115,706
Acquisition costs	38,406	45,069	47,179	42,689	46,708	50,167	42,586	43,280
General and administrative expenses	24,714	17,580	16,527	16,824	23,680	19,726	18,520	19,201
Loss ratio	50.3%	59.4%	60.2%	60.3%	47.3%	47.6%	53.6%	52.6%
Acquisition cost ratio	19.8%	22.8%	20.8%	19.9%	20.3%	21.0%	19.3%	19.7%
General and administrative expense ratio	12.7%	8.9%	7.3%	7.8%	10.3%	8.3%	8.4%	8.7%

Combined ratio	82.8%	91.1%	88.3%	88.0%	77.8%	76.8%	81.3%	81.0%

[a]	This information is based on historical Alterra reinsurance segment financial information adjusted to include Harbor Point historical financial information as though the amalgamation with Harbor Point had occurred on January 1, 2009. The financial information also includes adjustments to eliminate any intercompany transactions and to reflect the amortization of certain acquisition accounting fair value adjustments.

The pro forma information is provided for informational purposes only. The pro forma information does not necessarily represent results that would have occurred if the amalgamation had occurred on January 1, 2009, nor is it necessarily indicative of future results.

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010 [a]	Sept. 30, 2010 [a]	Sept. 30, 2009 [a]
Gross premiums written	$72,159	$99,448	$70,388	$65,625	$64,198	$60,123
Reinsurance premiums ceded	(25,009)	(27,358)	(33,595)	(15,956)	(18,713)	(24,755)

Net premiums written	$47,150	$72,090	$36,793	$49,669	$45,485	$35,368

Earned premiums	$75,391	$73,840	$73,177	$74,683	$73,337	$63,360
Earned premiums ceded	(24,882)	(22,783)	(23,850)	(26,140)	(26,071)	(35,551)

Net premiums earned	50,509	51,057	49,327	48,543	47,266	27,809
Net losses and loss expenses	(33,641)	(32,709)	(31,375)	(31,878)	(29,295)	(18,507)
Acquisition costs	(9,530)	(9,644)	(8,066)	(8,618)	(6,763)	(1,964)
General and administrative expenses	(8,066)	(9,289)	(9,397)	(7,552)	(8,693)	(6,971)

Underwriting (loss) income	$(728)	$(585)	$489	$495	$2,515	$367

Loss ratio	66.6%	64.1%	63.6%	65.7%	62.0%	66.6%
Acquisition cost ratio	18.9%	18.9%	16.4%	17.8%	14.3%	7.1%
General and administrative expense ratio	16.0%	18.2%	19.1%	15.6%	18.4%	25.1%

Combined ratio	101.4%	101.1%	99.0%	99.0%	94.7%	98.7%

[a]	Insurance and U.S. Specialty segment amounts for comparative periods have been reclassified to conform with the current period’s presentation. See page 34 for additional information.

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	Sept. 30, 2009
Gross premiums written	$70,567	$73,520	$110,733	$23,980	$57,734	$21,087
Reinsurance premiums ceded	(6,723)	(24,918)	(23,179)	(1,859)	(2,397)	(4,015)

Net premiums written	$63,844	$48,602	$87,554	$22,121	$55,337	$17,072

Earned premiums	$57,600	$61,730	$66,805	$47,633	$45,424	$29,147
Earned premiums ceded	(10,850)	(14,540)	(20,580)	(11,894)	(9,310)	(4,572)

Net premiums earned	46,750	47,190	46,225	35,739	36,114	24,575
Net losses and loss expenses	(27,474)	(23,840)	(51,482)	(13,843)	(17,367)	(10,028)
Acquisition costs	(8,070)	(10,909)	(13,056)	(4,853)	(7,474)	(5,250)
General and administrative expenses	(9,235)	(9,536)	(9,723)	(12,186)	(7,806)	(5,423)
Other income (loss)	(27)	165	215	2,006	177	(33)

Underwriting income (loss)	$1,944	$3,070	$(27,821)	$6,863	$3,644	$3,841

Loss ratio	58.8%	50.5%	111.4%	38.7%	48.1%	40.8%
Acquisition cost ratio	17.3%	23.1%	28.2%	13.6%	20.7%	21.4%
General and administrative expense ratio	19.8%	20.2%	21.0%	34.1%	21.6%	22.0%

Combined ratio	95.8%	93.8%	160.7%	86.4%	90.4%	84.2%

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	Sept. 30, 2009
Gross premiums written	$822	$930	$435	$1,937	$1,333	$128
Reinsurance premiums ceded	(90)	(101)	(20)	(166)	(102)	(26)

Net premiums written	$732	$829	$415	$1,771	$1,231	$102

Earned premiums	$822	$930	$435	$1,937	$1,333	$128
Earned premiums ceded	(90)	(101)	(20)	(166)	(102)	(26)

Net premiums earned	732	829	415	1,771	1,231	102
Net investment income	12,131	12,545	12,343	12,084	12,182	13,143
Net realized and unrealized (losses) gains on investments	(6,407)	(1,299)	2,807	3,981	3,321	11,932
Other income (loss)	(8)	(23)	—	357	(43)	—
Claims and policy benefits	(14,538)	(15,570)	(14,710)	(18,551)	(15,060)	(14,378)
Acquisition costs	(145)	(122)	(159)	79	(171)	(153)
General and administrative expenses	(145)	(259)	(177)	(1,088)	(577)	(829)

(Loss) income before taxes	$(8,380)	$(3,899)	$519	$(1,367)	$883	$9,817

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE QUARTERS ENDED
		Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010[a]	Sept. 30, 2010[a]	Sept 30, 2009[a]
Property & Casualty:
Insurance:
Aviation	S	$6,736	$3,814	$1,416	$22,677	$8,247	$13,495
Excess Liability	L	24,165	41,390	27,387	27,361	21,579	28,380
Professional Liability	L	39,489	66,017	26,796	51,199	37,151	39,146
Property	S	15,606	30,034	15,673	11,999	10,967	9,409

		85,996	141,255	71,272	113,236	77,944	90,430
Reinsurance [b]:
Agriculture	S	998	8,713	20,785	(1,406)	(2,665)	(95)
Auto	S	8,994	55,105	15,160	22,585	10,251	—
Aviation	S	14,670	80	904	2,596	15,313	10,477
Credit/ Surety	S	7,116	1,556	24,426	1,118	2,569	—
General Casualty	L	22,570	22,045	16,247	17,658	18,505	7,279
Marine & Energy	S	4,131	(619)	17,093	(1,549)	8,826	5,987
Medical Malpractice	L	6,867	11,223	17,582	19,554	(3,131)	2,567
Other	S	1,112	447	1,759	520	1,183	—
Professional Liability	L	40,075	39,462	59,684	28,538	37,965	20,992
Property	S	44,715	106,168	149,874	6,296	34,859	13,541
Whole Account	S/L	(1,946)	268	35,070	426	(232)	2,546
Workers’ Compensation	L	7,482	4,306	16,436	14,284	561	30,824

		156,784	248,754	375,020	110,620	124,004	94,118
U.S. Specialty:
General Liability	L	21,125	18,387	17,883	19,914	18,371	17,971
Marine	S	22,189	25,389	17,109	17,758	15,637	16,168
Professional Liability	L	4,419	4,894	4,355	(534)	3,135	—
Property	S	24,426	50,778	31,041	28,487	27,055	25,984

		72,159	99,448	70,388	65,625	64,198	60,123

Alterra at Lloyd’s:
Accident & Health	S	9,523	8,380	13,544	5,570	5,919	3,692
Aviation	S	4,130	1,810	1,767	5,224	3,946	—
Financial Institutions	L	3,591	6,441	9,036	384	8,130	6,873
International Casualty	L	8,005	8,486	33,860	2,213	4,095	—
Professional Liability	L	440	10,466	7,922	4,204	4,330	5,284
Property	S	43,510	37,937	44,623	5,946	26,945	5,238
Surety	S	1,368	—	(19)	439	4,369	—

		70,567	73,520	110,733	23,980	57,734	21,087

Aggregate Property & Casualty		$385,506	$562,977	$627,413	$313,461	$323,880	$265,758

Life & Annuity:
Annuity		$449	$271	$336	$1,129	$—	$—
Life		373	659	99	808	1,333	128

Aggregate Life & Annuity		$822	$930	$435	$1,937	$1,333	$128

Aggregate Property & Casualty and Life & Annuity		$386,328	$563,907	$627,848	$315,398	$325,213	$265,886

[a]	Insurance and U.S. specialty segment amounts for comparative periods have been reclassified to conform with the current period’s presentation.
[b]	Includes the results for Harbor Point from May 12, 2010.

S = Short tail lines	$208,251	$329,726	$372,690	$128,473	$173,305	$105,169
L = Long tail lines	177,255	233,251	254,723	184,988	150,575	160,589

Aggregate Property & Casualty	$385,506	$562,977	$627,413	$313,461	$323,880	$265,758

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA ALTERRA REINSURANCE SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS [a] (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:

		FOR THE QUARTERS ENDED
		Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
Agriculture	S	$(1,406)	$(2,665)	$(4,643)	$55,944	$2,153	$(96)	$(262)	$91,196
Auto	S	22,585	10,251	14,359	18,063	19,531	12,828	11,288	15,148
Aviation	S	2,596	15,313	8,586	6,191	9,395	18,154	10,760	4,509
Credit/ Surety	S	1,118	2,569	1,530	23,555	9,058	369	2,440	8,828
General Casualty	L	17,658	18,505	6,724	42,398	15,607	31,167	10,225	36,892
Marine & Energy	S	(1,549)	8,826	5,220	21,128	4,033	8,565	(3,731)	37,799
Medical Malpractice	L	19,554	(3,131)	6,424	33,804	11,093	7,077	21,783	36,417
Other	S	520	1,183	294	5,664	168	(57)	485	3,011
Professional Liability	L	28,538	37,965	51,615	55,812	37,407	60,373	53,705	50,629
Property	S	6,296	34,859	96,745	138,958	2,260	34,240	118,581	142,118
Whole Account	S/L	426	(232)	3,095	47,135	6,578	4,569	18,503	5,369
Workers’ Compensation	L	14,284	561	7,197	11,966	8,164	33,693	19,161	29,225

Aggregate Pro Forma Reinsurance Segment		$110,620	$124,004	$197,146	$460,618	$125,447	$210,882	$262,938	$461,141

[a]	This information is based on historical Alterra reinsurance segment gross premiums written adjusted to include Harbor Point historical gross premiums written as though the amalgamation with Harbor Point had occurred on January 1, 2009. The financial information also includes adjustments to eliminate any intercompany transactions.

The pro forma information is provided for informational purposes only. The pro forma information does not necessarily represent results that would have occurred if the amalgamation with Harbor Point had occurred on January 1, 2009, nor is it necessarily indicative of future results.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–NINE MONTHS ENDED SEPTEMBER 30, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance
Gross premiums written	$298,523	$780,558	$241,995	$254,820	$1,575,896	$2,187	$—	$1,578,083
Reinsurance premiums ceded	(142,443)	(81,438)	(85,962)	(54,820)	(364,663)	(211)	—	(364,874)

Net premiums written	$156,080	$699,120	$156,033	$200,000	$1,211,233	$1,976	$—	$1,213,209

Earned premiums	$297,595	$676,876	$222,408	$186,135	$1,383,014	$2,187	$—	$1,385,201
Earned premiums ceded	(140,646)	(50,989)	(71,515)	(45,970)	(309,120)	(211)	—	(309,331)

Net premiums earned	156,949	625,887	150,893	140,165	1,073,894	1,976	—	1,075,870
Net losses and loss expenses	(87,305)	(426,234)	(97,725)	(102,796)	(714,060)	—		(714,060)
Claims and policy benefits	—	—	—	—	—	(44,818)		(44,818)
Acquisition costs	786	(137,807)	(27,240)	(32,035)	(196,296)	(426)		(196,722)
General and administrative expenses	(27,545)	(63,868)	(26,752)	(28,494)	(146,659)	(581)		(147,240)
Other income (loss)	1,009	1,325	—	353	2,687	(31)		2,656

Underwriting income (loss)	43,894	(697)	(824)	(22,807)	19,566	n/a	—	n/a
Net investment income						37,019	140,747	177,766
Net realized and unrealized losses on investments						(4,899)	(27,665)	(32,564)
Net impairment losses recognized in earnings							(2,243)	(2,243)
Corporate other income							723	723
Interest expense							(30,392)	(30,392)
Net foreign exchange losses							(2,065)	(2,065)
Corporate general and administrative expenses							(55,177)	(55,177)

(Loss) income before taxes						$(11,760)	$23,928	$31,734

Loss ratio [a]	55.6%	68.1%	64.8%	73.3%	66.5%
Acquisition cost ratio [b]	(0.5%)	22.0%	18.1%	22.9%	18.3%
General and administrative expense ratio [c]	17.6%	10.2%	17.7%	20.3%	13.7%

Combined ratio [d]	72.7%	100.3%	100.5%	116.5%	98.4%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS - NINE MONTHS ENDED SEPTEMBER 30, 2011 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total
UNDERWRITING RATIOS
Loss ratio	55.6%	68.1%	64.8%	73.3%	66.5%
Acquisition cost ratio	(0.5%)	22.0%	18.1%	22.9%	18.3%
General and administrative expense ratio	17.6%	10.2%	17.7%	20.3%	13.7%

Combined ratio	72.7%	100.3%	100.5%	116.5%	98.4%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
Loss ratio [a]	26.5%	9.3%	(1.0%)	8.5%	10.3%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS
Loss ratio	82.1%	77.4%	63.8%	81.8%	76.8%
Acquisition cost ratio	(0.5%)	22.0%	18.1%	22.9%	18.3%
General and administrative expense ratio	17.6%	10.2%	17.7%	20.3%	13.7%

Combined ratio	99.2%	109.7%	99.6%	125.0%	108.8%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

CONSOLIDATED UNDERWRITING RATIOS - NINE MONTHS ENDED SEPTEMBER 30, 2010 (Unaudited)

	Property & Casualty
	Insurance [b]	Reinsurance [c]	U.S. Specialty [b]	Alterra at Lloyd’s	Total
UNDERWRITING RATIOS
Loss ratio	60.6%	57.7%	61.6%	46.4%	57.5%
Acquisition cost ratio	1.1%	21.4%	16.0%	19.5%	16.1%
General and administrative expense ratio	13.2%	9.5%	18.5%	16.5%	12.4%

Combined ratio	74.8%	88.7%	96.1%	82.3%	86.1%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
Loss ratio [a]	19.1%	8.1%	0.6%	9.1%	9.4%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
UNDERWRITING RATIOS
Loss ratio	79.6%	65.7%	62.2%	52.8%	67.1%
Acquisition cost ratio	1.1%	21.4%	16.0%	19.5%	16.1%
General and administrative expense ratio	13.2%	9.5%	18.5%	16.5%	12.4%

Combined ratio	93.9%	96.8%	96.7%	91.4%	95.5%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
[b]	Insurance and U.S. Specialty segment amounts for the comparative 2010 period have been reclassified to conform with the current period’s presentation.
[c]	Includes the results for Harbor Point from May 12, 2010.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2011	Sept. 30, 2010 [a]	Sept. 30, 2009 [a]	Dec. 31, 2010 [a]	Dec. 31, 2009 [a]
Gross premiums written	$298,523	$286,376	$320,662	$399,612	$447,340
Reinsurance premiums ceded	(142,443)	(123,963)	$(147,580)	(180,691)	(218,633)

Net premiums written	$156,080	$162,413	$173,082	$218,921	$228,707

Earned premiums	$297,595	$309,227	$319,992	$415,396	$434,147
Earned premiums ceded	(140,646)	(136,837)	(160,644)	(180,684)	(216,687)

Net premiums earned	156,949	172,390	159,348	234,712	217,460
Net losses and loss expenses	(87,305)	(104,421)	(112,574)	(140,108)	(140,403)
Acquisition costs	786	(1,886)	1,266	(3,651)	1,206
General and administrative expenses	(27,545)	(22,696)	(20,881)	(34,508)	(27,927)
Other income	1,009	1,199	1,578	1,267	1,620

Underwriting income	$43,894	$44,586	$28,737	$57,712	$51,956

Loss ratio	55.6%	60.6%	70.6%	59.7%	64.6%
Acquisition cost ratio	(0.5%)	1.1%	(0.8%)	1.6%	(0.6%)
General and administrative expense ratio	17.6%	13.2%	13.1%	14.6%	12.7%

Combined ratio	72.7%	74.8%	83.0%	76.0%	76.9%

[a]	Insurance and U.S. Specialty segment amounts for comparative periods have been reclassified to conform with the current period’s presentation. See page 34 for additional information.

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2011	Sept. 30, 2010 [a]	Sept. 30, 2009	Dec. 31, 2010 [a]	Dec. 31, 2009
Gross premiums written	$780,558	$398,433	$422,296	$509,053	$489,028
Reinsurance premiums ceded	(81,438)	(61,223)	(80,574)	(64,131)	(80,005)

Net premiums written	$699,120	$337,210	$341,722	$444,922	$409,023

Earned premiums	$676,876	$483,982	$364,994	$699,243	$476,434
Earned premiums ceded	(50,989)	(50,545)	(74,711)	(71,627)	(88,578)

Net premiums earned	625,887	433,437	290,283	627,616	387,856
Net losses and loss expenses	(426,234)	(250,177)	(192,756)	(347,816)	(254,474)
Acquisition costs	(137,807)	(92,708)	(53,496)	(131,114)	(71,074)
General and administrative expenses	(63,868)	(41,359)	(23,604)	(66,073)	(31,778)
Other income	1,325	216	12	—	12

Underwriting (loss) income	$(697)	$49,409	$20,439	$82,613	$30,542

Loss ratio	68.1%	57.7%	66.4%	55.4%	65.6%
Acquisition cost ratio	22.0%	21.4%	18.5%	20.9%	18.3%
General and administrative expense ratio	10.2%	9.5%	8.1%	10.5%	8.2%

Combined ratio	100.3%	88.7%	93.0%	86.8%	92.1%

[a]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2011	Sept. 30, 2010 [a]	Sept. 30, 2009 [a]	Dec. 31, 2010 [a]	Dec. 31, 2009 [a]
Gross premiums written	$241,995	$228,873	$201,333	$294,498	$265,905
Reinsurance premiums ceded	(85,962)	(72,537)	(117,075)	(88,493)	(148,546)

Net premiums written	$156,033	$156,336	$84,258	$206,005	$117,359

Earned premiums	$222,408	$213,587	$173,326	$288,270	$239,613
Earned premiums ceded	(71,515)	(91,517)	(108,748)	(117,657)	(149,008)

Net premiums earned	150,893	122,070	64,578	170,613	90,605
Net losses and loss expenses	(97,725)	(75,174)	(39,955)	(107,052)	(54,764)
Acquisition costs	(27,240)	(19,556)	(5,636)	(28,174)	(7,474)
General and administrative expenses	(26,752)	(22,570)	(18,139)	(30,122)	(27,925)
Other income (loss)	—	—	(68)	—	(68)

Underwriting (loss) income	$(824)	$4,770	$780	$5,265	$374

Loss ratio	64.8%	61.6%	61.9%	62.7%	60.4%
Acquisition cost ratio	18.1%	16.0%	8.7%	16.5%	8.2%
General and administrative expense ratio	17.7%	18.5%	28.1%	17.7%	30.9%

Combined ratio	100.5%	96.1%	98.7%	96.9%	99.5%

[a]	Insurance and U.S. Specialty segment amounts for comparative periods have been reclassified to conform with the current period’s presentation. See page 34 for additional information.

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2011	Sept. 30, 2010	Sept. 30, 2009	Dec. 31, 2010	Dec. 31, 2009
Gross premiums written	$254,820	$178,653	$110,629	$202,633	$128,973
Reinsurance premiums ceded	(54,820)	(35,589)	(31,963)	(37,448)	(32,884)

Net premiums written	$200,000	$143,064	$78,666	$165,185	$96,089

Earned premiums	$186,135	$123,170	$93,811	$170,803	$125,000
Earned premiums ceded	(45,970)	(23,899)	(22,539)	(35,793)	(29,907)

Net premiums earned	140,165	99,271	71,272	135,010	95,093
Net losses and loss expenses	(102,796)	(46,022)	(33,444)	(59,865)	(43,958)
Acquisition costs	(32,035)	(19,311)	(14,797)	(24,164)	(18,136)
General and administrative expenses	(28,494)	(16,345)	(15,856)	(28,531)	(19,972)
Other income	353	528	475	2,534	658

Underwriting (loss) income	$(22,807)	$18,121	$7,650	$24,984	$13,685

Loss ratio	73.3%	46.4%	46.9%	44.3%	46.2%
Acquisition cost ratio	22.9%	19.5%	20.8%	17.9%	19.1%
General and administrative expense ratio	20.3%	16.5%	22.2%	21.1%	21.0%

Combined ratio	116.5%	82.3%	89.9%	83.4%	86.3%

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2011	Sept. 30, 2010	Sept. 30, 2009	Dec. 31, 2010	Dec. 31, 2009
Gross premiums written	$2,187	$2,998	$41,748	$4,935	$43,755
Reinsurance premiums ceded	(211)	(234)	(146)	(400)	(413)

Net premiums written	$1,976	$2,764	$41,602	$4,535	$43,342

Earned premiums	$2,187	$2,998	$41,748	$4,935	$43,755
Earned premiums ceded	(211)	(234)	(146)	(400)	(413)

Net premiums earned	1,976	2,764	41,602	4,535	43,342
Net investment income	37,019	37,701	37,626	49,785	50,993
Net realized and unrealized (losses) gains on investments	(4,899)	7,377	29,146	11,358	37,338
Other income (loss)	(31)	(71)	—	286	(120)
Claims and policy benefits	(44,818)	(46,662)	(84,117)	(65,213)	(101,093)
Acquisition costs	(426)	(440)	(1,023)	(361)	(1,396)
General and administrative expenses	(581)	(1,876)	(2,180)	(2,964)	(2,786)

(Loss) income before taxes	$(11,760)	$(1,207)	$21,054	$(2,574)	$26,278

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
		Sept. 30, 2011	Sept. 30, 2010	Sept. 30, 2009	Dec. 31, 2010	Dec. 31, 2009
Property & Casualty:
Insurance [a]:
Aviation	S	$11,966	$17,211	$30,314	$39,888	$69,834
Excess Liability	L	92,942	86,212	105,019	113,573	133,340
Professional Liability	L	132,302	131,852	134,845	183,051	179,904
Property	S	61,313	51,101	50,484	63,100	64,262

		298,523	286,376	320,662	399,612	447,340
Reinsurance [b]:
Agriculture	S	30,496	30,628	87,338	29,222	89,550
Auto	S	79,259	10,317	—	32,902	—
Aviation	S	15,654	28,696	25,335	31,292	34,715
Credit/ Surety	S	33,098	1,078	—	2,196	—
General Casualty	L	60,862	30,699	23,404	48,357	29,185
Marine & Energy	S	20,605	17,930	14,722	16,381	18,321
Medical Malpractice	L	35,672	31,837	56,397	51,391	67,483
Other	S	3,318	2,264	2,268	2,784	2,297
Professional Liability	L	139,221	81,889	45,922	110,427	71,531
Property	S	300,757	141,850	89,414	148,146	87,039
Whole Account	S/L	33,392	4,703	8,509	5,129	11,456
Workers’ Compensation	L	28,224	16,542	68,987	30,826	77,451

		780,558	398,433	422,296	509,053	489,028
U.S. Specialty [a]:
General Liability	L	57,395	61,223	51,091	81,137	68,209
Marine	S	64,687	49,696	45,917	67,454	61,360
Professional Liability	L	13,668	7,136	—	6,602	576
Property	S	106,245	110,818	104,325	139,305	135,760

		241,995	228,873	201,333	294,498	265,905
Alterra at Lloyd’s:
Accident & Health	S	31,447	25,351	21,357	30,921	22,602
Aviation	S	7,707	10,914	—	16,138	2,611
Financial Institutions	L	19,068	19,064	18,376	19,448	23,822
International Casualty	L	50,351	23,961	—	26,174	—
Professional Liability	L	18,828	15,387	14,599	19,591	19,889
Property	S	126,070	79,607	56,297	85,553	60,049
Surety	S	1,349	4,369	—	4,808	—

		254,820	178,653	110,629	202,633	128,973

Aggregate Property & Casualty		$1,575,896	$1,092,335	$1,054,920	$1,405,796	$1,331,246

Life & Annuity:
Annuity		$1,056	$6	$—	$1,135	$—
Life		1,131	2,992	41,748	3,800	43,755

Aggregate Life & Annuity		$2,187	$2,998	$41,748	$4,935	$43,755

Aggregate Property & Casualty and Life & Annuity		$1,578,083	$1,095,333	$1,096,668	$1,410,731	$1,375,001

[a]	Insurance and U.S. Specialty segment amounts for comparative periods have been reclassified to conform with the current period’s presentation.
[b]	Includes the results for Harbor Point from May 12, 2010.

S = Short tail lines	$910,667	$584,182	$532,025	$712,655	$654,128
L = Long tail lines	665,229	508,153	522,895	693,141	677,118

Aggregate Property & Casualty	$1,575,896	$1,092,335	$1,054,920	$1,405,796	$1,331,246

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars

Type of Investment	Carrying Value				Fair Value
	As of Sept. 30, 2011	Investment Distribution	As of Dec. 31, 2010	Investment Distribution	As of Sept. 30, 2011	Investment Distribution	As of Dec. 31, 2010	Investment Distribution
Cash and cash equivalents	$869,975	10.9%	$905,606	11.5%	$869,975	10.7%	$905,606	11.4%

U.S. government and agencies	856,923	10.7%	995,546	12.7%	856,923	10.5%	995,546	12.5%
Non-U.S. governments	185,283	2.3%	79,111	1.0%	185,283	2.3%	79,111	1.0%
Corporate securities	2,781,212	34.8%	2,735,366	34.8%	2,781,212	34.1%	2,735,366	34.5%
Municipal securities	245,427	3.1%	238,014	3.0%	245,427	3.0%	238,014	3.0%
Asset-backed securities	240,584	3.0%	86,937	1.1%	240,584	3.0%	86,937	1.1%
Residential mortgage-backed securities	1,222,528	15.3%	1,168,390	14.9%	1,222,528	15.0%	1,168,390	14.7%
Commercial mortgage-backed securities	358,665	4.5%	334,151	4.3%	358,665	4.4%	334,151	4.2%

Fixed maturities carried at fair value	$5,890,622	73.6%	$5,637,515	71.7%	$5,890,622	72.3%	$5,637,515	71.0%

Other investments carried at fair value	$311,633	3.9%	$378,128	4.8%	$311,633	3.8%	$378,128	4.8%

Total investments carried at fair value	$7,072,230	88.4%	$6,921,249	88.0%	$7,072,230	86.8%	$6,921,249	87.2%

U.S. government and agencies	$29,697	0.4%	$29,687	0.4%	$33,276	0.4%	$30,200	0.4%
Non-U.S. governments	539,409	6.7%	538,274	6.8%	644,840	7.9%	587,053	7.4%
Corporate securities	356,810	4.5%	371,143	4.7%	394,053	4.8%	397,261	5.0%
Asset-backed securities	1,000	0.0%	1,000	0.0%	1,005	0.0%	998	0.0%

Fixed maturities carried at amortized cost	$926,916	11.6%	$940,104	12.0%	$1,073,174	13.2%	$1,015,512	12.8%

Total invested assets	$7,999,146	100.0%	$7,861,353	100.0%	$8,145,404	100.0%	$7,936,761	100.0%

As of September 30, 2011, the weighted average book yield of the cash and fixed maturities portfolio was 3.35%, and the weighted average duration was 4.2 years.

Credit Ratings	As of Sept. 30, 2011	Ratings Distribution	As of Dec. 31, 2010	Ratings Distribution	As of Sept. 30, 2011	Ratings Distribution	As of Dec. 31, 2010	Ratings Distribution
U.S. government and agencies [a]	$1,971,023	28.9%	$2,060,116	31.3%	$1,971,023	28.3%	$2,060,116	31.0%
AAA	1,045,128	15.3%	1,076,680	16.4%	1,045,128	15.0%	1,076,680	16.2%
AA	891,470	13.1%	657,867	10.0%	891,470	12.8%	657,867	9.9%
A	1,393,419	20.4%	1,353,945	20.6%	1,393,419	20.0%	1,353,945	20.4%
BBB	253,442	3.7%	226,849	3.4%	253,442	3.6%	226,849	3.4%
BB	78,711	1.2%	32,021	0.5%	78,711	1.1%	32,021	0.5%
B	129,293	1.9%	138,703	2.1%	129,293	1.9%	138,703	2.1%
CCC or lower	51,226	0.8%	45,469	0.7%	51,226	0.7%	45,469	0.7%
Not rated	76,910	1.1%	45,865	0.7%	76,910	1.1%	45,865	0.7%

Fixed maturities carried at fair value	$5,890,622	86.4%	$5,637,515	85.7%	$5,890,622	84.6%	$5,637,515	84.7%

U.S. government and agencies	$29,697	0.4%	$29,687	0.5%	$33,277	0.5%	$30,200	0.5%
AAA	641,925	9.4%	641,437	9.8%	764,822	11.0%	699,598	10.5%
AA	110,497	1.6%	113,140	1.7%	116,735	1.7%	118,276	1.8%
A	124,734	1.8%	141,683	2.2%	136,366	2.0%	151,127	2.3%
BBB	20,063	0.3%	12,744	0.2%	21,974	0.3%	14,764	0.2%
Not rated	—	—	1,413	0.0%	—	—	1,547	0.0%

Fixed maturities carried at amortized cost	$926,916	13.6%	$940,104	14.3%	$1,073,174	15.4%	$1,015,512	15.3%

Total fixed maturities	$6,817,538	100.0%	$6,577,619	100.0%	$6,963,796	100.0%	$6,653,027	100.0%

[a]	Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,114,100 (December 31, 2010: $1,064,570).

Percentage totals may not add due to rounding.

	Quarter Ended Sept. 30, 2011	Quarter Ended June 30, 2011	Quarter Ended Mar. 31, 2011	Quarter Ended Dec. 31, 2010	Quarter Ended Sept. 30, 2010	Quarter Ended Sept. 30, 2009
Net investment income	$60,335	$59,665	$57,766	$61,080	$59,711	$42,830

Realized and unrealized gains (losses) on trading fixed maturities	$1,663	$1,432	$(1,827)	$(3,893)	$883	$1,400
Net realized gains (losses) on available for sale fixed maturities	6,096	54	3,369	5,816	6,395	(655)
(Decrease) increase in fair value of hedge funds	(7,669)	(1,878)	3,167	5,465	4,820	23,200
(Decrease) increase in fair value of non-hedge fund other investments	(8,062)	(5,382)	(23,527)	2,437	3,313	583

Net realized and unrealized (losses) gains on investments	$(7,972)	$(5,774)	$(18,818)	$9,825	$15,411	$24,528

Net impairment losses recognized in earnings	$(861)	$(353)	$(1,029)	$(1,774)	$(151)	$(139)

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

	As of Sept. 30, 2011	Periodic Rate of Return
		Last 3 Months	Year to Date	Last 12 months	Last 60 months*
Cash and fixed maturities	$7,687,513	1.62%	4.77%	3.33%	5.33%

Distressed securities	$26,227	(3.27%)	(0.99%)	1.62%	4.97%
Diversified arbitrage	20,097	(1.47%)	(3.51%)	2.39%	(1.28%)
Emerging markets	4,948	(0.27%)	0.65%	2.73%	4.42%
Event-driven arbitrage	25,527	(4.38%)	(7.84%)	(6.36%)	2.11%
Fixed income arbitrage	—	0.00%	0.00%	0.00%	13.01%
Fund of funds	31,576	(2.77%)	0.19%	3.07%	0.91%
Global macro	50,385	3.36%	2.67%	4.54%	6.17%
Long / short credit	9,420	(4.08%)	(6.15%)	(4.04%)	3.00%
Long / short equity	105,702	(4.00%)	(1.28%)	0.24%	5.88%
Opportunistic	1,694	(0.30%)	(36.79%)	(36.81%)	(21.00%)

Hedge funds **	275,576	(2.33%)	(1.81%)	(0.28%)	2.63%
Derivatives	(3,062)
Structured deposits	24,852
Equity investments	14,267

Total other investments	$311,633

Total invested assets	$7,999,146

Hedge Fund Investment Return Data:

HFRI Fund of Funds Composite Index [a]	(4.96%)	(5.26%)	(1.83%)	0.40%

Hedge Fund Performance History – 60 months ended Sept. 30, 2011
	2011	2010	2009	2008	2007	2006
Monthly performance
January	0.13%	0.79%	2.13%	(1.37%)	1.28%
February	0.57%	0.17%	0.65%	1.83%	1.50%
March	0.29%	1.02%	(0.76%)	(2.58%)	1.90%
April	0.73%	0.88%	(0.84%)	(0.13%)	2.30%
May	(0.28%)	(0.73%)	2.45%	2.51%	2.59%
June	(0.89%)	(0.83%)	1.53%	0.93%	0.85%
July	0.15%	0.36%	1.40%	(4.12%)	0.99%
August	(1.37%)	(0.28%)	0.78%	(2.14%)	(1.62%)
September	(1.13%)	1.28%	1.71%	(7.31%)	1.85%
October		0.84%	1.53%	(4.85%)	4.15%	1.37%
November		0.40%	0.35%	(1.75%)	0.10%	1.81%
December		0.31%	0.77%	(1.92%)	(0.13%)	1.96%
Quarterly performance
Q1	0.98%	1.99%	2.00%	(2.15%)	4.75%
Q2	(0.45%)	(0.69%)	3.14%	3.33%	5.83%
Q3	(2.33%)	1.35%	3.94%	(13.03%)	1.18%
Q4		1.56%	2.66%	(8.31%)	4.11%	5.22%
Period return	(1.81%)	4.25%	12.27%	(19.38%)	16.78%	5.22%

Past performance should not be considered to be a reliable indicator of future performance.

[a]	As reported by HFRI as of October 28, 2011
*	Annualized
**	Net of all fees

ALTERRA CAPITAL HOLDINGS LIMITED

LARGEST 25 CORPORATE HOLDINGS (Unaudited)

(Expressed in thousands of United States Dollars)

	As of Sept. 30, 2011
	Amortized Cost	Fair Value
Issuer
General Electric	57,171	58,561
Bank of America Corp	59,140	54,576
JP Morgan Chase & Co	52,869	54,374
Wells Fargo & Co	43,965	44,938
Morgan Stanley	44,351	43,099
Citigroup Inc	44,300	42,820
Lloyds Banking Group plc	39,026	39,392
Pepsico Inc	35,806	37,883
BP plc	35,478	36,613
Credit Suisse Group	36,661	36,364
AT&T Inc	33,731	35,605
Novartis AG	33,027	34,980
Verizon Communications Inc	32,468	34,435
Goldman Sachs Group Inc	31,769	31,136
UBS AG	29,421	30,765
Pfizer Inc	26,692	28,659
Conoco Philips	25,490	27,739
Berkshire Hathaway Inc	27,220	27,729
Metlife Inc	25,278	26,617
Wal-Mart Stores Inc	24,162	26,454
Hypo Real Estate Holding AG	26,092	26,211
Barclays plc	25,606	24,053
Medtronic Inc.	22,481	23,798
HSBC Holdings plc	23,610	23,738
Duke Energy Corp.	21,582	23,230

	$857,395	$873,769

ALTERRA CAPITAL HOLDINGS LIMITED

SHAREHOLDER RETURN ANALYSIS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE NINE MONTHS ENDED		FOR THE YEARS ENDED
	Sept. 30, 2011	Sept. 30, 2010	Sept. 30, 2011	Sept. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Income and Return on Equity:
Net income	$48,386	$82,837	$34,334	$222,665	$302,335	$246,215
Net operating income	$50,082	$76,041	$64,915	$175,496	$251,712	$208,907
Average shareholders’ equity	$2,818,910	$2,981,752	$2,799,260	$2,297,438	$2,467,429	$1,398,872
Annualized return on average shareholders’ equity [a]	6.9%	11.1%	1.6%	12.9%	12.3%	17.6%
Annualized net operating return on average shareholders’ equity [a]	7.1%	10.2%	3.1%	10.2%	10.2%	14.9%
Book value and dividends per share:
Diluted book value per share	$27.18	$25.88	$27.18	$25.88	$25.99	$27.36
Dividends paid per share	$0.14	$0.12	$0.38	$2.82	$2.94	$0.38

Change in diluted book value per share	4.6%	5.4%	4.6%	(5.4%)	(5.0%)	21.8%

Dividend payout ratio [b]	0.5%	0.5%	1.4%	21.5%	22.4%	1.7%

Total return to shareholders [c]	5.1%	5.9%	5.9%	16.1%	17.4%	23.5%

[a]	Annualized return on average shareholders’ equity is defined as annualized net income divided by the average of the quarterly average shareholders’ equity balances. Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the quarterly average shareholders’ equity balances. The average shareholders’ equity for the nine months ended September 30, 2010 and the year ended December 31, 2010 has been weighted to include Harbor Point from May 12, 2010.
[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.
[c]	Total return to shareholders is calculated as the change in diluted book value per share plus the dividend payout ratio.

ALTERRA CAPITAL HOLDINGS LIMITED

EARNINGS PER SHARE INFORMATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE NINE MONTHS ENDED		FOR THE YEARS ENDED
	Sept. 30, 2011	Sept. 30, 2010	Sept. 30, 2011	Sept. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Net income available to common shareholders	$48,386	$82,837	$34,334	$222,665	$302,335	$246,215
Denominator:
Weighted average shares - basic
Outstanding [a]	104,589,483	117,036,803	105,644,318	87,965,467	94,426,055	56,615,080
Unvested restricted share units	240,817	163,702	222,453	288,142	256,224	391,828

	104,830,300	117,200,505	105,866,771	88,253,609	94,682,279	57,006,908
Share equivalents:
Warrants	521,292	492,718	948,670	515,265	537,399	608,161
Options	95,228	154,142	131,600	194,219	183,258	150,669
Employee stock purchase plan	1,909	2,301	1,472	2,330	2,301	1,399
Non participating restricted shares	216,553	108,276	144,369	36,092	54,138	—

Weighted average shares - diluted [b]	105,665,282	117,957,942	107,092,882	89,001,515	95,459,375	57,767,137

Net income per share	$0.46	$0.71	$0.32	$2.52	$3.19	$4.32

Net income per diluted share	$0.46	$0.70	$0.32	$2.50	$3.17	$4.26

[a]	Includes weighted average unvested participating restricted shares.
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation.

ALTERRA CAPITAL HOLDINGS LIMITED

OPERATING INCOME RECONCILIATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE NINE MONTHS ENDED		FOR THE YEARS ENDED
	Sept. 30, 2011	Sept. 30, 2010	Sept. 30, 2011	Sept. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Before tax
Net income	$52,813	$83,695	$31,734	$227,848	$306,491	$256,236
Net realized and unrealized losses (gains) on non-hedge fund investments, before tax [a]	1,164	(10,440)	28,427	2,692	65	(2,173)
Foreign exchange (gains) losses, before tax	(147)	3,353	2,065	267	(115)	(5,772)
Merger and acquisition expenses, before tax	—	550	—	(49,276)	(48,776)	(31,566)

Net operating income	53,830	77,158	62,226	181,531	257,665	216,725

Net of tax
Net income	$48,386	$82,837	$34,334	$222,665	$302,335	$246,215
Net realized and unrealized losses (gains) on non-hedge fund investments, net of tax [a]	1,807	(10,104)	29,120	2,672	(865)	(1,411)
Foreign exchange (gains) losses, net of tax	(111)	2,758	1,461	780	363	(4,331)
Merger and acquisition expenses, net of tax	—	550	—	(50,621)	(50,121)	(31,566)

Net operating income	50,082	76,041	64,915	175,496	251,712	208,907

Weighted average shares outstanding:
Basic	104,830,300	117,200,505	105,866,771	88,253,609	94,682,279	57,006,908
Diluted	105,665,282	117,957,942	107,092,882	89,001,515	95,459,375	57,767,137
Basic per share data
Earnings per share	$0.46	$0.71	$0.32	$2.52	$3.19	$4.32
Net realized and unrealized losses (gains) on non-hedge fund investments, net of tax [a]	0.02	(0.09)	0.28	0.03	(0.01)	(0.02)
Foreign exchange (gains) losses, net of tax	—	0.03	0.01	0.01	0.01	(0.08)
Merger and acquisition expenses, net of tax	—	—	—	(0.57)	(0.53)	(0.56)

Net operating income per share	$0.48	$0.65	$0.61	$1.99	$2.66	$3.66

Diluted per share data
Diluted earnings per share	$0.46	$0.70	$0.32	$2.50	$3.17	$4.26
Net realized and unrealized losses (gains) on non-hedge fund investments, net of tax [a]	0.02	(0.08)	0.27	0.03	(0.01)	(0.02)
Foreign exchange (gains) losses, net of tax	—	0.02	0.01	0.01	0.01	(0.07)
Merger and acquisition expenses, net of tax	—	—	—	(0.57)	(0.53)	(0.55)

Net operating income per diluted share	$0.47	$0.64	$0.61	$1.97	$2.64	$3.62

[a]	Net realized and unrealized (gains) losses on non-hedge fund investments includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments and changes in fair value of investment derivatives, catastrophe bonds and structured deposits.

Per share totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

BOOK VALUE PER SHARE (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	As of Sept. 30, 2011	As of June 30, 2011	As of Mar. 31, 2011	As of Dec. 31, 2010
Price per share at period end	$18.97	$22.30	$22.26	$21.64
Shareholders’ equity	$2,844,738	$2,793,081	$2,723,194	$2,918,270
Goodwill and intangible assets	$56,652	$58,094	$58,585	$59,076
Tangible book value	$2,788,086	$2,734,987	$2,664,609	$2,859,194

Basic common shares outstanding [a]	104,323,873	105,794,521	105,733,610	110,963,160
Add: unvested restricted stock units	258,393	247,179	247,179	167,971
Add: dilutive impact of warrants outstanding	—	1,334,909	1,346,672	1,036,442
Add: dilutive impact of options outstanding	79,386	123,881	134,901	123,395
Add: dilutive impact of employee stock purchase plan	3,557	—	4,016	—

Diluted shares outstanding [b]	104,665,209	107,500,490	107,466,378	112,290,968

Basic book value per share	$27.27	$26.40	$25.76	$26.30
Diluted book value per share	$27.18	$25.98	$25.34	$25.99
Basic tangible book value per share	$26.73	$25.85	$25.20	$25.77
Diluted tangible book value per share	$26.64	$25.44	$24.79	$25.46

[a]	Includes unvested restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the period-end market price.

ALTERRA CAPITAL HOLDINGS LIMITED

REGULATION G

In presenting the Company’s results, management has included and discussed net operating income, net operating income per share, net operating income per diluted share, annualized net operating return on average shareholders’ equity, tangible book value per share and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The reconciliation of such measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Net operating income is defined as net income excluding after-tax net realized and unrealized gains or losses on non- hedge fund investments (this includes net realized and unrealized gains or losses on trading securities, net realized gains or losses on available for sale securities, net impairment losses recognized in earnings, changes in fair value of investment derivatives, catastrophe bonds, structured deposits and earnings from equity method investments), after-tax net foreign exchange gains or losses and after-tax merger and acquisition expenses. Net operating income per share and per diluted share is defined as the net operating income divided by the weighted average common shares or weighted average diluted common shares, respectively. We believe that this non-GAAP measure provides a better indication of management performance as realized and unrealized gains and losses on fixed maturities may fluctuate from period to period and foreign exchange gains and losses are typically outside the control of management. Merger and acquisition expenses are not indicative of expenses fundamental to the business and may fluctuate from period to period.

Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the beginning and ending shareholders’ equity. Tangible book value is defined as shareholders’ equity excluding goodwill and intangible assets. Tangible book value per share and diluted tangible book value per share is defined as the tangible book value divided by the common shares outstanding or diluted common shares outstanding, respectively. These non-GAAP measures allow management to assess how the Company has performed in terms of wealth generated for its shareholders.

ALTERRA CAPITAL HOLDINGS LIMITED

Reclassified Segment Information

Selected Financial Information

ALTERRA CAPITAL HOLDINGS LIMITED

RECLASSIFICATION OF INSURANCE AND U.S. SPECIALTY SEGMENTS

(Expressed in thousands of United States Dollars)

INSURANCE SEGMENT

	Year ended		Year ended	Year ended		Year ended
	Dec. 31, 2010	Reclassified	Dec. 31, 2010	Dec. 31, 2009	Reclassified	Dec. 31, 2009
	(Reclassified)	amounts	(As previously reported)	(Reclassified)	amounts	(As previously reported)
Gross premiums written	$399,612	$29,492	$370,120	$447,340	$19,573	$427,767
Reinsurance premiums ceded	(180,691)	(10,083)	(170,608)	(218,633)	(6,550)	(212,083)

Net premiums written	$218,921	$19,409	$199,512	$228,707	$13,023	$215,684

Earned premiums	$415,396	$23,680	$391,716	$434,147	$17,057	$417,090
Earned premiums ceded	(180,684)	(7,561)	(173,123)	(216,687)	(5,560)	(211,127)

Net premiums earned	234,712	16,119	218,593	217,460	11,497	205,963
Net losses and loss expenses	(140,108)	(11,285)	(128,823)	(140,403)	(8,048)	(132,355)
Acquisition costs	(3,651)	(270)	(3,381)	1,206	(27)	1,233
General and administrative expenses	(34,508)	(5,893)	(28,615)	(27,927)	(3,304)	(24,623)
Other income	1,267	507	760	1,620	382	1,238

Underwriting income (loss)	$57,712	$(822)	$58,534	$51,956	$500	$51,456

Loss ratio	59.7%		58.9%	64.6%		64.3%
Acquisition cost ratio	1.6%		1.6%	(0.6%)		(0.6%)
General and administrative expense ratio	14.7%		13.1%	12.9%		11.9%

Combined ratio	76.0%		73.6%	76.9%		75.6%

U.S. SPECIALTY SEGMENT

	Year ended		Year ended	Year ended		Year ended
	Dec. 31, 2010	Reclassified	Dec. 31, 2010	Dec. 31, 2009	Reclassified	Dec. 31, 2009
	(Reclassified)	amounts	(As previously reported)	(Reclassified)	amounts	(As previously reported)
Gross premiums written	$294,498	$(29,492)	$323,990	$265,905	$(19,573)	$285,478
Reinsurance premiums ceded	(88,493)	10,083	(98,576)	(148,546)	6,550	(155,096)

Net premiums written	$206,005	$(19,409)	$225,414	$117,359	$(13,023)	$130,382

Earned premiums	$288,270	$(23,680)	$311,950	$239,613	$(17,057)	$256,670
Earned premiums ceded	(117,657)	7,561	(125,218)	(149,008)	5,560	(154,568)

Net premiums earned	170,613	(16,119)	186,732	90,605	(11,497)	102,102
Net losses and loss expenses	(107,052)	11,285	(118,337)	(54,764)	8,048	(62,812)
Acquisition costs	(28,174)	270	(28,444)	(7,474)	27	(7,501)
General and administrative expenses	(30,122)	5,893	(36,015)	(27,925)	3,304	(31,229)
Other income	—	(507)	507	(68)	(382)	314

Underwriting income (loss)	$5,265	$822	$4,443	$374	$(500)	$874

Loss ratio	62.7%		63.4%	60.4%		61.5%
Acquisition cost ratio	16.5%		15.2%	8.2%		7.3%
General and administrative expense ratio	17.7%		19.3%	30.9%		30.7%

Combined ratio	96.9%		97.9%	99.5%		99.5%

Effective January 1, 2011, Alterra redefined its Insurance and U.S. Specialty segments based on changes to its internal reporting structure.

Insurance business underwritten by Alterra Insurance USA Inc., which was previously reported within the U.S. Specialty segment, has been reclassified to the Insurance segment. Alterra Insurance USA Inc. is a managing general underwriter for Alterra Excess & Surplus Insurance Company and Alterra America Insurance Company, as well as various third party insurance companies, and is Alterra’s principal insurance underwriting platform for retail distribution in the United States. Segment disclosures for comparative periods have been restated to reflect this reclassification.

ALTERRA CAPITAL HOLDINGS LIMITED

INSURANCE SEGMENT Results - as Reclassified (Unaudited)

(Expressed in thousands of United States Dollars)

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
Gross premiums written	$113,236	$77,944	$139,026	$69,406	$126,678	$90,430	$139,226	$91,006
Reinsurance premiums ceded	(56,728)	(36,875)	(47,437)	(39,651)	(71,053)	(43,388)	(47,972)	(56,220)

Net premiums written	$56,508	$41,069	$91,589	$29,755	$55,625	$47,042	$91,254	$34,786

Earned premiums	$106,169	$102,640	$104,841	$101,746	$114,155	$108,776	$105,576	$105,640
Earned premiums ceded	(43,847)	(42,796)	(45,211)	(48,830)	(56,043)	(56,337)	(51,129)	(53,178)

Net premiums earned	62,322	59,844	59,630	52,916	58,112	52,439	54,447	52,462
Net losses and loss expenses	(35,687)	(26,679)	(38,296)	(39,446)	(27,829)	(34,515)	(39,901)	(38,158)
Acquisition costs	(1,765)	(1,382)	(821)	317	(60)	(331)	230	1,367
General and administrative expenses	(11,812)	(7,717)	(8,132)	(6,847)	(7,046)	(8,114)	(6,693)	(6,074)
Other income	68	1,108	97	(6)	42	143	219	1,216

Underwriting income	$13,126	$25,174	$12,478	$6,934	$23,219	$9,622	$8,302	$10,813

Loss ratio	57.3%	44.6%	64.2%	74.5%	47.9%	65.8%	73.3%	72.7%
Acquisition cost ratio	2.8%	2.3%	1.4%	(0.6%)	0.1%	0.6%	(0.4%)	(2.6%)
General and administrative expense ratio	18.9%	12.9%	13.6%	13.0%	12.1%	15.5%	12.3%	11.6%

Combined ratio	79.0%	59.8%	79.2%	86.9%	60.1%	81.9%	85.2%	81.7%

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. SPECIALTY SEGMENT Results - as Reclassified (Unaudited)

(Expressed in thousands of United States Dollars)

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
Gross premiums written	$65,625	$64,198	$90,773	$73,902	$64,572	$60,123	$75,701	$65,509
Reinsurance premiums ceded	(15,956)	(18,713)	(5,672)	(48,152)	(31,471)	(24,755)	(52,938)	(39,382)

Net premiums written	$49,669	$45,485	$85,101	$25,750	$33,101	$35,368	$22,763	$26,127

Earned premiums	$74,683	$73,337	$71,065	$69,185	$66,287	$63,360	$59,053	$50,913
Earned premiums ceded	(26,140)	(26,071)	(27,053)	(38,393)	(40,260)	(35,551)	(41,271)	(31,926)

Net premiums earned	48,543	47,266	44,012	30,792	26,027	27,809	17,782	18,987
Net losses and loss expenses	(31,878)	(29,295)	(26,683)	(19,196)	(14,809)	(18,507)	(11,057)	(10,391)
Acquisition costs	(8,618)	(6,763)	(9,111)	(3,682)	(1,838)	(1,964)	(2,483)	(1,189)
General and administrative expenses	(7,552)	(8,693)	(6,355)	(7,522)	(9,786)	(6,971)	(4,357)	(6,811)
Other income	—	—	—	—	—	—	153	(221)

Underwriting income (loss)	$495	$2,515	$1,863	$392	$(406)	$367	$38	$375

Loss ratio	65.7%	62.0%	60.6%	62.3%	56.9%	66.6%	62.2%	54.7%
Acquisition cost ratio	17.8%	14.3%	20.7%	12.0%	7.1%	7.1%	14.0%	6.3%
General and administrative expense ratio	15.5%	18.4%	14.5%	24.4%	37.6%	25.0%	24.4%	35.9%

Combined ratio	99.0%	94.7%	95.8%	98.7%	101.6%	98.7%	100.6%	96.9%

ALTERRA CAPITAL HOLDINGS LIMITED

Pro Forma Combined - Alterra Capital Holdings Limited and Harbor Point Limited Selected Financial Information

The following presentation is for informational purposes only

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA COMBINED STATEMENTS OF INCOME [a] (unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
REVENUES
Gross premiums written	$476,550	$676,905	$337,048	$382,650	$564,251	$662,432
Reinsurance premiums ceded	(81,333)	(159,515)	(81,627)	(73,703)	(126,503)	(168,155)

Net premiums written	$395,217	$517,390	$255,421	$308,947	$437,748	$494,277

Net premiums earned	$368,061	$338,332	$347,833	$351,245	$366,130	$317,598
Net investment income	61,562	64,583	60,668	60,068	59,636	58,943
Net realized and unrealized (losses) gains on investments	(13,734)	13,280	18,004	29,622	22,462	20,722
Net impairment losses recognized in earnings	(300)	(420)	(925)	(139)	(2,014)	—
Net realized gain on retirement of senior notes	—	—	111	—	—	—
Other income	339	480	189	964	1,193	1,799

Total revenues	415,928	416,255	425,880	441,760	447,407	399,062

LOSSES AND EXPENSES
Net losses and loss expenses	213,517	210,543	166,573	181,064	186,301	178,130
Claims and policy benefits	13,943	17,659	16,976	14,378	55,407	14,332
Acquisition costs	64,315	53,998	54,042	59,613	53,317	47,611
Interest expense	8,061	5,226	6,978	6,292	5,146	4,351
Net foreign exchange (gains) losses	(1,622)	(869)	789	(116)	(5,571)	(1,911)
Merger and acquisition expenses	—	—	—	(41,350)	4,785	5,223
General and administrative expenses	60,137	51,611	66,157	57,048	53,979	57,508

Total losses and expenses	358,351	338,168	311,515	276,929	353,364	305,244

INCOME BEFORE TAXES	57,577	78,087	114,365	164,831	94,043	93,818
Income tax expense	4,294	1,311	5,686	2,910	3,206	1,990

NET INCOME	53,283	76,776	108,679	161,921	90,837	91,828

[a]	This information is presented on a combined pro forma basis (after the elimination of intercompany transactions and the amortization of certain acquisition accounting fair value adjustments). The information is provided for informational purposes only to present a summary of the combined results of operations assuming the amalgamation with Harbor Point had occurred at the beginning of each calendar year presented. The information does not necessarily represent results that would have occurred if the amalgamation had taken place at the beginning of each calendar year presented, nor is it necessarily indicative of the future results.